                          ING VARIABLE PORTFOLIOS, INC.
                       ING VP Value Opportunity Portfolio

                        Supplement Dated October 1, 2004
                       to the ING Variable Products Funds
                    Class I Prospectus and Class S Prospectus
                              Dated April 30, 2004

Effective immediately, the sub-section entitled "Investment Strategy" on page 18 of the Class I and Class S Prospectus is modified as follows:

1) The first paragraph is deleted in its entirety and replaced with the following:

            Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks.

2) The following two sentences are inserted after the first sentence of the second paragraph:

            The Sub-Adviser focuses on investing in securities of large companies, which are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization. The market capitalization of large companies will change with market conditions. The equity securities in which the Portfolio may invest include common stocks and ADRs.

3)    The second sentence of the fourth paragraph is deleted in is entirety.

Effective immediately, the sub-section entitled "Risks" on page 18 of the Class I Prospectus and Class S Prospectus is modified as follows:

      The paragraphs entitled "Convertible Securities," "Risks of Derivatives" and "High Yield Securities" are deleted in their entirety.

In addition, the references to the ING VP Value Opportunity Portfolio regarding "Convertible Securities," "Risks of Derivatives" and "High Yield Securities" found in the section entitled "More Information About Risks -- Principal Risks" beginning on page 44, are hereby deleted.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE